                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 18, 1997



                            RALLY'S HAMBURGERS, INC..
               (Exact Name of Registrant as specified in Charter)




 Delaware                      0-17980                            62-1210077
--------------------------------------------------------------------------------
(State or other             (Commission                        (IRS Employer
jurisdiction of             File Number)                       Identification
incorporation)                                                    Number)



          600 Cleveland Street, Eighth Floor, Clearwater, Florida 34615
               (Address of principal executive offices) (Zip Code)


                                 (813) 441-3500
              (Registrant's telephone number, including area code)

               10002 Shelbyville Road, Louisville, Kentucky 40223
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On December 18, 1997, Rally's Hamburgers, Inc., a Delaware corporation ("Rally's"), acquired approximately 19 million shares (the "Checkers Shares") of the common stock, $.001 par value per share (the "Checkers Common Stock"), of Checkers Drive-In Restaurants, Inc., a Delaware corporation ("Checkers"), pursuant to that certain Exchange Agreement, dated as of December 8, 1997 (the "Exchange Agreement"), between Rally's, CKE Restaurants, Inc. ("CKE"), Fidelity National Financial, Inc. ("Fidelity"), GIANT GROUP, LTD. ("GIANT") and the other parties named in Exhibit A to the Exchange Agreement. CKE, Fidelity and GIANT beneficially owned approximately 5,280,000 shares, 2,760,000 shares and 3,140,000 shares, respectively, of Rally's Common Stock prior to the consummation of the Exchange Agreement, approximately 23.9%, 12.7% and 15.2% of the then outstanding shares of Rally's Common Stock. In addition, Terry Christensen, William Foley, II, David Gotterer, Andrew Puzder, Burt Sugarman and
C. Thomas Thompson, who are Directors of Rally's, are parties to the Exchange Agreement. Mary Hart Sugarman, AJ Sugarman and Al Sugarman, who also participated in the exchange, are related to Burt Sugarman. The Exchange Agreement is being filed as Exhibit A to this Current Report on Form 8-K (the "Form 8-K") and is incorporated herein by this reference.

         In consideration of the acquisition of the Checkers Shares, Rally's issued 3,909,336 shares of its common stock, $.10 par value per share (the "Rally's Common Stock"), and 45,667 shares of its Series A Participating Preferred Stock, $.10 par value per share (the "Rally's Preferred Stock"), the terms of which are set forth in Exhibit B to the Exchange Agreement. The Rally's Preferred Stock will be converted into 4,566,700 shares of Rally's Common Stock upon approval of such conversion by Rally's stockholders. The exchange ratio used to determine the number of shares of Rally's Common Stock (including the shares to be issued upon conversion of the Rally's Preferred Stock) to be issued pursuant to the Exchange Agreement was based upon the average closing price of the Checkers Common Stock and the Rally's Common Stock for the five trading days preceding the public announcement of the proposed exchange on September 22, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Audited financial statements of Checkers for the years ended December 30, 1996 and unaudited financial statements for the period ended September 8, 1997 are attached hereto as Exhibit B and incorporated herein by this reference.

         (b) Pro forma financial information required to be filed pursuant hereto are attached hereto as Exhibit C and incorporated herein by this reference.

         (c) Exhibits.

                  Exhibit A -- Exchange Agreement, dated as of December 8, 1997, between Rally's,

CKE, Fidelity, GIANT and the other parties named in Exhibit A thereto (incorporated by reference to Exhibit A to Rally's Statement on Schedule 13D, dated December 18, 1997, with respect to Checkers Common Stock).

                  Exhibit B -- Audited financial statements of Checkers for the years ended December 30, 1996 and unaudited financial statements of Checkers for the period ended September 8, 1997 (incorporated by reference to pages F-1 through F-42 of Checkers Registration Statement on Form S-4 (File No. 333-3800), as amended on November 14, 1997).

                  Exhibit C -- Pro forma financial information.

                  Exhibit D -- Consent of KPMG Peat Marwick LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RALLY'S HAMBURGERS, INC.




March 2, 1998                             By:   /s/ James T. Holder
-------------                                 ------------------------------
  (Date)                                            James T. Holder
                                                     Vice President

                                                                       EXHIBIT C

PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following Pro Forma Consolidated Financial Data sets forth certain unaudited pro forma financial information giving effect to the Exchange Agreement. The pro forma financial information is based on, and should be read in conjunction with, the historical consolidated financial statements of the Company and the notes related thereto. The pro forma financial information gives effect to the issuance of 3,909,336 shares of Rally's common stock and 45,677 shares of Rally's preferred stock in exchange for 19,100,960 shares of Checkers common stock, based upon the per share price of the Checkers common shares at $1.33125, assuming the exchange had occurred September 28,1997.

                    RALLY'S HAMBURGERS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                     ASSETS

                                                   HISTORICAL AT      PRO FORMA            PRO FORMA
                                                   SEPT. 28, 1997    ADJUSTMENTS            RESULTS
                                                   -------------------------------------------------
CURRENT ASSETS:
  Cash and cash equivalents                        $   3,180            $    (280) A)      $   2,900
                                                   -------------------------------------------------
  Restricted cash                                      1,413                                   1,413
  Investments                                          1,732                                   1,732
  Accounts and notes receivable - net                  1,862                                   1,862
  Inventory                                              848                                     848
  Property and equipment held for sale                   244                                     244
  Prepaid expenses and other current assets            1,096                                   1,096
                                                   -------------------------------------------------

    Total current assets                              10,375                (280)              10,095
                                                   -------------------------------------------------

  Property and equipment, at cost, net of
    accumulated depreciation and amortization         68,861                                  68,861
  Property and equipment held for sale                 1,076                                   1,076
  Notes receivable                                     1,018                                   1,018
  Intangibles, net of accumulated amortization        27,499                                  27,499
  Investment in affiliate                                 --              25,708 A)           25,708
  Deposits and other noncurrent assets                 2,688                                   2,688
                                                   -------------------------------------------------

                                                   $ 111,517            $ 25,428           $ 136,945
                                                   =================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current installments of long-term debt               1,202                                   1,202
  Accounts payable                                     5,842                                   5,842
  Accrued liabilities                                 14,839                                  14,839
                                                   -------------------------------------------------
    Total current liabilities                         21,883                                  21,883

  Senior notes - net                                  57,977                                  57,977
  Long-term debt, less current maturities              4,201                                   4,201
  Obligations under capital leases, less current ma    5,336                                   5,336
  Other noncurrent liabilities                         3,941                                   3,941
                                                   -------------------------------------------------

Total liabilities                                     93,338                   0              93,338
                                                   -------------------------------------------------

STOCKHOLDERS' EQUITY:
  Preferred stock                                         --                   5 B)                5
  Common stock                                         2,085                 391 B)            2,476
  Additional paid-in capital                          71,839              25,032 B)           96,871
  Retained (deficit) earnings                        (53,637)                                (53,637)
  Treasury stock, at cost,273,000 shares              (2,108)                                 (2,108)
                                                   -------------------------------------------------

  Net stockholders' equity                            18,179              25,428              43,607
                                                   -------------------------------------------------

                                                   $ 111,517            $ 25,428           $ 136,945
                                                   =================================================

A) Pro forma adjustment to record the purchase of 19,100,960 shares of Checkers common stock at $1.33125 and the payment of $280,000 in transaction costs.

B) Pro forma adjustment to record the issuance of 3,909,336 shares of Rally's common stock, valued at $2.99965 per share and 45,677 shares of Rally's preferred stock, valued at $299.965 per share.

PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following Pro Forma Consolidated Financial Data sets forth certain unaudited pro forma financial information giving effect to the Exchange Agreement. The pro forma financial information is based on, and should be read in conjunction with, the historical consolidated financial statements of the Company and the notes related thereto. The pro forma financial information gives effect to the issuance of 3,909,336 shares of Rally's common stock and 45,677 shares of Rally's preferred stock in exchange for 19,100,960 shares of Checkers common stock, based upon the per share price of the Checkers common shares at $1.33125, assuming the exchange had occurred December 30, 1996.



                    RALLY'S HAMBURGERS, INC. AND SUBSIDIARIES
              UNAUDITED PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 28, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     HISTORICAL
                                                    NINE MONTHS
                                                       ENDED            PRO FORMA            PRO FORMA
                                                   SEPT. 28, 1997      ADJUSTMENTS           RESULTS
                                                   -------------------------------------------------
TOTAL REVENUES                                     $ 109,207                               $ 109,207
                                                   -------------------------------------------------
COSTS AND EXPENSES:
  Restaurant cost of sales                            34,334                                  34,334
  Restaurant operating expenses                       44,688                                  44,688
  General and administrative expenses                 11,306                                  11,306
  Advertising and promotion expenses                   7,197                                   7,197
  Depreciation and amortization                        6,881                                   6,881
  Other expenses                                       1,437                                   1,437
  Loss on investment in affiliate                         --              2,857 C)             2,857
                                                   -------------------------------------------------

         Total costs and expenses                    105,843              2,857              108,700
                                                   -------------------------------------------------

         Operating (loss) income                       3,364             (2,857)                 507
                                                   -------------------------------------------------

Other income (expense):
     Interest expense                                 (5,578)                                 (5,578)
     Interest income                                     619                                     619
     Other                                                 2                                       2
                                                   -------------------------------------------------

Loss before minority interest, income tax
       expense (benefit) and extraordinary items      (1,593)            (2,857)              (4,450)
  Minority interests in (losses) earnings                 --                                      --
                                                   -------------------------------------------------

Loss before income tax expense (benefit)
       and extraordinary items                        (1,593)            (2,857)              (4,450)
  Income tax expense (benefit)                           415                                     415
                                                   -------------------------------------------------

Loss before extraordinary items                       (2,008)            (2,857)              (4,865)
Extraordinary items                                       --                                      --
                                                   -------------------------------------------------

Net (loss) earnings                                $  (2,008)          $ (2,857)           $  (4,865)
                                                   =================================================

Earnings (loss) per common share:
   Before extraordinary item                       $   (0.10)          $  (0.57)           $   (0.19)
   Extraordinary item                              $   (0.00           $  (0.00            $   (0.00
                                                   -------------------------------------------------
Net loss per common share                          $   (0.10)          $  (0.57)           $   (0.19)
                                                   =================================================
Weighted average number of common shares
       outstanding                                    20,552              5,051 D)            25,603
                                                   =================================================


C) Pro forma adjustment to record Rally's 26.3% share of Checkers year to date net losses of $9.084 million as of September 29, 1997 and amortize $468,000 of investment goodwill associated with the exchange, assuming the exchange had occurred on December 30, 1996.

D) Additional weighted average number of common shares assumes a June 28, 1997 conversion of the 45,677 shares of preferred stock to common stock.

PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following Pro Forma Consolidated Financial Data sets forth certain unaudited pro forma financial information giving effect to the Exchange Agreement. The pro forma financial information is based on, and should be read in conjunction with, the historical consolidated financial statements of the Company and the notes related thereto. The pro forma financial information gives effect to the issuance of 3,909,336 shares of Rally's common stock and 45,677 shares of Rally's preferred stock in exchange for 19,100,960 shares of Checkers common stock, based upon the per share price of the Checkers common shares at $1.33125, assuming the exchange had occurred January 1, 1996.

                    RALLY'S HAMBURGERS, INC. AND SUBSIDIARIES
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 29, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     HISTORICAL
                                                      YEAR ENDED       PRO FORMA           PRO FORMA
                                                    DEC. 29, 1996     ADJUSTMENTS           RESULTS
                                                   -------------------------------------------------
TOTAL REVENUES                                     $ 162,752                               $ 162,752
                                                   -------------------------------------------------

COSTS AND EXPENSES:
  Restaurant cost of sales                            53,712                                  53,712
  Restaurant operating expenses                       71,155                                  71,155
  General and administrative expenses                 15,426                                  15,426
  Advertising and promotion expenses                   7,767                                   7,767
  Depreciation and amortization                        9,838                                   9,838
  Other expenses                                         764                                     764
  Loss on investment in affiliate                         --             12,830 E)            12,830
                                                   -------------------------------------------------

         Total costs and expenses                    158,662             12,830              171,492
                                                   -------------------------------------------------

         Operating (loss) income                       4,090            (12,830)              (8,740)
                                                   -------------------------------------------------

Other income (expense):
     Interest expense                                 (8,622)                                 (8,622)
     Interest income                                     614                                     614
     Other                                               (49)                                    (49)
                                                   -------------------------------------------------

Loss before minority interest, income tax
       expense (benefit) and extraordinary items      (3,967)           (12,830)             (16,797)
  Minority interests in (losses) earnings                 --                                      --
                                                   -------------------------------------------------

Loss before income tax expense (benefit)
       and extraordinary items                        (3,967)           (12,830)             (16,797)
  Income tax expense (benefit)                          (675)                                   (675)
                                                   -------------------------------------------------

Loss before extraordinary items                       (3,292)           (12,830)             (16,122)
Extraordinary items                                    5,280                                   5,280
                                                   -------------------------------------------------

Net (loss) earnings                                $   1,988           $(12,830)           $ (10,842)
                                                   =================================================

Earnings (loss) per common share:
   Before extraordinary item                       $   (0.19)          $  (2.07)           $   (0.69)
   Extraordinary item                              $    0.31           $   0.00            $    0.23
                                                   -------------------------------------------------
Net loss per common share                          $    0.12           $  (2.07)           $   (0.47)
                                                   =================================================
Weighted average number of common shares
       outstanding                                    17,007              6,193 F)            23,200
                                                   =================================================


E) Pro forma adjustment to record Rally's 26.3% share of Checkers 1996 net losses of $46.409 million and amortize $624,000 of investment goodwill associated with the exchange, assuming the exchange had occurred on January 1, 1996.

F) Additional weighted average number of common shares assumes a June 30, 1996 conversion of the 45,677 shares of preferred stock to common stock.

                                                                       EXHIBIT D



                              ACCOUNTANTS' CONSENT



The Board of Directors
Checkers Drive-In Restaurants, Inc.:


We consent to incorporation by reference in the current report on Form 8-K/A of Rally's Hamburgers, Inc. of our report dated March 3, 1997, with respect to the consolidated balance sheets of Checkers Drive-In Restaurants, Inc. and subsidiaries as of December 30, 1996 and January 1, 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 30, 1996, which report appears in the registration statement on Form S-4 (No. 333-3800) as amended, of Checkers Drive-In Restaurants, Inc.


                                                 /s/ KPMG PEAT MARWICK LLP


Tampa, Florida
March 3, 1998